SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): APRIL 3, 2006


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


British Virgin Islands           1-11226                98-0372112
----------------------           -------                ---------
(State or other             (Commission File            (IRS Employer
 jurisdiction of               Number)               Identification Number)
 incorporation)

      9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 3, 2006, the Board of Directors of Tommy Hilfiger Corporation (the "Company") approved an amendment of the Tommy Hilfiger U.S.A., Inc. Severance Pay Plan (the "Severance Plan"). The amendment to the Severance Plan clarifies the Company's intent with respect to the definition of "Good Reason" under the Severance Plan as it relates to certain employee relocations that were contemplated and/or announced prior to the signing of the previously announced agreement to acquire the Company by funds advised by Apax Partners.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS




EXHIBIT NO.                                      DESCRIPTION
99.1              Amendment Number 1 to the Tommy Hilfiger U.S.A., Inc.
                  Severance Pay Plan, dated as of April 3, 2006

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                               TOMMY HILFIGER CORPORATION


                              By:  /s/ Quentin Walsh
                                  --------------------
                                  Name:  Quentin Walsh
                                  Title: Senior Vice President and
                                         Corporate Controller

Date:  April 3, 2006

                                  EXHIBIT INDEX

EXHIBIT NUMBER                                  DESCRIPTION

99.1                     Amendment Number 1 to the Tommy Hilfiger U.S.A., Inc.
                         Severance Pay Plan, dated as of April 3, 2006.